UNDERWRITING AGREEMENT

                                        January 19, 1995

     Shawmut National Corporation
     777 Main Street
     Hartford, Connecticut  06115

     Dear Sirs:

               We (the "Manager") are acting on behalf of the underwriter or underwriters (including ourselves) named below (such underwriter or underwriters being herein called the "Underwriters"), and we understand that Shawmut National Corporation, a Delaware corporation (the "Company"), proposes to sell 5,000,000 depositary shares (the "Firm Offered Securities"), each representing a one-tenth interest in its 9.35% Cumulative Preferred Stock, without par value, stated value $250 per share. The Company also proposes to sell not more than an additional 750,000 depositary shares (the "Additional Offered Securities"), each representing a one-tenth interest in its 9.35% Cumulative Preferred Stock, without par value, stated value $250 per share, if and to the extent that we shall have determined to exercise, on behalf of the Underwriters, the right to purchase such Additional Offered Securities referred to below. The Firm Offered Securities and the Additional Offered Securities are hereinafter collectively referred to as the "Offered Securities" or as the "Depositary Shares". The Depositary Shares will be issued by Chemical Bank (the "Depositary") pursuant to the terms of a Deposit Agreement (the "Deposit Agreement") to be entered into among the Company, the Depositary and the holders from time to time of Depositary Receipts (as defined below) issued thereunder. The Depositary Shares will be evidenced by Depositary Receipts issued pursuant to the Deposit Agreement (the "Depositary Receipts"). The shares of the Company's 9.35% Cumulative Preferred Stock, without par value, stated value $250 per share, relating to the Depositary Shares are hereinafter referred to as the "Underlying Preferred Shares".

               Subject to the terms and conditions set forth or incorporated by reference herein, the Company hereby agrees to sell and the Underwriters agree to purchase, severally and not jointly, the number of Firm Offered Securities set forth below opposite their names at $24.2125 per share plus accrued dividends, if any, from January 26, 1995 to the date of payment and delivery:


                                                Number of Firm
                                              Offered Securities
      Underwriters                              To Be Purchased

      Goldman, Sachs & Co.                            610,000
      Donaldson, Lufkin & Jenrette Securities
        Corporation                                   610,000
      Lehman Brothers Inc.                            610,000
      Morgan Stanley & Co. Incorporated               610,000
      PaineWebber Incorporated                        610,000
      Smith Barney Inc.                               610,000
      Bear, Stearns & Co. Inc.                         70,000
      CS First Boston Corporation                      70,000
      Alex. Brown & Sons Incorporated                  70,000
      Dillon, Read & Co. Inc.                          70,000
      A.G. Edwards & Sons, Inc.                        70,000
      Kemper Securities, Inc.                          70,000
      Prudential Securities Incorporated               70,000
      Salomon Brothers Inc                             70,000
      Advest, Inc.                                     30,000
      J.C. Bradford & Co.                              30,000
      Commerzbank Capital Markets Corporation          30,000
      Craigie Incorporated                             30,000
      Credit Lyonnais Securities (USA) Inc.            30,000
      Dain Bosworth Incorporated                       30,000
      Doft & Co., Inc.                                 30,000
      First Albany Corporation                         30,000
      First of Michigan Corporation                    30,000
      Gruntal & Co., Incorporated                      30,000
      Interstate/Johnson Lane Corporation              30,000
      Janney Montgomery Scott Inc.                     30,000
      Legg Mason Wood Walker, Incorporated             30,000
      McDonald & Company Securities, Inc.              30,000
      Montgomery Securities                            30,000
      Morgan Keegan & Company, Inc.                    30,000
      Olde Discount Corporation                        30,000
      Piper Jaffray Inc.                               30,000
      Raymond James & Associates, Inc.                 30,000
      The Robinson-Humphrey Company, Inc.              30,000
      Rodman & Renshaw, Inc.                           30,000
      Roney & Co.                                      30,000
      Muriel Siebert & Co., Inc.                       30,000
      Stifel, Nicolaus & Company,
        Incorporated                                   30,000
      U.S. Clearing Corp.                              30,000
      Wheat, First Securities, Inc.                    30,000
           Total                                    5,000,000

               The Underwriters will pay for such Firm Offered Securities upon delivery thereof at the office of Goldman, Sachs & Co., New York, New York, at 10:00 a.m. (New York time) on January 26, 1995, or at such other time, not later than 5:00 p.m. (New York time) on January 26, 1995, as shall be designated by us. The time and date of such payment and delivery are hereinafter referred to as the "Closing Date".

               Subject to the terms and conditions set forth herein and incorporated by reference herein, the Company hereby agrees to sell to the Underwriters the Additional Offered Securities, and the Underwriters shall have a onetime right to purchase, severally and not jointly, up to 750,000 Additional Offered Securities at the purchase price set forth above plus accrued dividends, if any. Additional Offered Securities may be purchased solely for the purpose of covering over-allotments made in connection with the offering of the Firm Offered Securities. If any Additional Offered Securities are to be purchased, each Underwriter agrees, severally and not jointly, to purchase the number of Additional Offered Securities (subject to such adjustments to eliminate fractional shares as we may determine) that bears the same proportion to the total number of Additional Offered Securities to be purchased as the number of Firm Offered Securities set forth above opposite the name of such Underwriter bears to the total number of Firm Offered Securities.

               The Underwriters will pay for any Additional
     Offered Securities upon delivery thereof at the office of Goldman, Sachs & Co., New York, New York, at 10:00 a.m. (New York time) on such date (which may be the same as the Closing Date but shall in no event be earlier than the Closing Date nor later than ten business days after the giving of the notice hereinafter referred to) as shall be designated in a written notice from us to the Company of our determination, on behalf of the Underwriters, to purchase a number, specified in such notice, of Additional Offered Securities. The time and date of such payment are hereinafter referred to as the "Option Closing Date". The notice of the determination to exercise the option to purchase Additional Offered Securities may be given at any time within 30 days after the date of this Agreement. The several obligations of the Underwriters to purchase Additional Offered Securities are subject to the delivery to us on the Option Closing Date of such documents as we may reasonably request with respect to the good standing of the Company, the due authorization and issuance of the Additional Offered Securities, the Underlying Preferred Shares and other matters related to the issuance of the Additional Offered Securities and the Underlying Preferred Shares.

               The Offered Securities and the Underlying
     Preferred Shares shall have the terms set forth in the Prospectus dated February 8, 1994 and the Prospectus
     Supplement dated January 19, 1995, including the following:

     Terms of Underlying Preferred Shares

                  Dividends:  Cumulative

                      Rate:   9.35% of the stated value per annum
                              per share (equivalent to $23.375
                              per annum per Underlying Preferred
                              Share)

     Dividend Payment Dates:  January 15, April 15, July 15 and
                              October 15, commencing April 15,
                              1995

              Record Dates:   Such dates, not more than 60 days
                              nor less than 10 days preceding the
                              Dividend Payment Dates, as shall be
                              fixed by the Board of Directors of
                              the Company or a committee thereof

     Liquidation Preference:  $250 per share (equivalent to $25 per Depositary Share)

                Redemption:   The Underlying Preferred Shares
                              will not be redeemable prior to
                              January 15, 2000.  On or after such
                              date, the Underlying Preferred
                              Shares will be redeemable at the
                              option of the Company, in whole or
                              in part, upon not less than 30 nor
                              more than 60 days' notice, at a
                              redemption price of $250.00 per
                              share plus dividends accrued and
                              accumulated but unpaid to the
                              redemption date

     Terms of Depositary Shares

                 Dividends:   Cumulative

                     Rate:    9.35% of the proportionate stated
                              value of the Underlying Preferred
                              Shares per annum per share
                              (equivalent to $2.3375 per annum
                              per Depositary Share)

     Dividend Payment Dates:  January 15, April 15, July 15 and
                              October 15, commencing April 15,
                              1995

              Record Dates:   Such record dates as fixed by the
                              Board of Directors of the Company
                              or a committee thereof for the
                              Underlying Preferred Shares

     Liquidation Preference:  $25 per share

          Redemption:         Redeemable using the cash proceeds
                              received by the Depositary
                              resulting from any redemption of
                              Underlying Preferred Shares held by
                              the Depositary, at a redemption
                              price of $25.00 per share, plus
                              accrued and accumulated but unpaid
                              dividends on the Underlying
                              Preferred Shares

               All the provisions contained in the document entitled Shawmut National Corporation Underwriting Agreement Standard Provisions (Preferred Stock and Depositary Shares) dated January 19, 1995 (the "Standard Provisions"), a copy of which is attached hereto, are herein incorporated by reference in their entirety and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein, except that if any term defined in such document is otherwise defined herein, the definition set forth herein shall control.

               Please confirm your agreement by having an authorized officer sign a copy of this Agreement in the space set forth below.

                         Very truly yours,

                         GOLDMAN, SACHS & CO.

                         On behalf of themselves and the other
                         Underwriters named herein

                         ____________________________________
                              (Goldman, Sachs & Co.)

     Accepted January 19, 1995:

     SHAWMUT NATIONAL CORPORATION

     By:
        Name:
        Title:

       ____________________________________________________________________

                     SHAWMUT NATIONAL CORPORATION

                        UNDERWRITING AGREEMENT

                          STANDARD PROVISIONS
                (PREFERRED STOCK AND DEPOSITARY SHARES)

                                        January 19, 1995

               From time to time, Shawmut National Corporation, a Delaware corporation (the "Company"), may enter into one or more underwriting agreements that provide for the sale of designated securities to the several underwriters named therein. The standard provisions set forth herein may be incorporated by reference in any such underwriting agreement (an "Underwriting Agreement"). The Underwriting Agreement, including the provisions incorporated therein by reference, is herein referred to as this Agreement. Terms defined in the Underwriting Agreement are used herein as therein defined.

               The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement including a prospectus relating to the Offered Securities and the Underlying Preferred Shares and has filed with, or transmitted for filing to, or shall promptly hereafter file with or transmit for filing to, the Commission a prospectus supplement (the "Prospectus Supplement") specifically relating to the Offered Securities and the Underlying Preferred Shares pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Securities Act"). The term Registration Statement means the registration statement as amended to the date of this Agreement. The term Basic Prospectus means the prospectus included in the Registration Statement. The term Prospectus means the Basic Prospectus together with the Prospectus Supplement. The term preliminary prospectus means a preliminary prospectus supplement specifically relating to the Offered Securities and the Underlying Preferred Shares together with the Basic Prospectus. As used herein, the terms "Basic Prospectus," "Prospectus" and "preliminary prospectus" shall include in each case the documents, if any, incorporated by reference therein. The terms "supplement," "amendment" and "amend" as used herein shall include all documents deemed to be incorporated by reference in the Prospectus that are filed subsequent to the date of the Basic Prospectus by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act").

               1. Representations and Warranties. The Company represents and warrants to each of the Underwriters that:

               (a)  The Registration Statement has become
          effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or, to the knowledge of the Company, threatened by the Commission.

               (b) (i) Each part of the Registration Statement, when such part became effective, did not contain and each such part, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder and (iii) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph 1(b) do not apply to statements or omissions in the Registration Statement or the Prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Manager expressly for use therein.

               (c) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

               (d) Each of Shawmut Bank, National Association and Shawmut Bank Connecticut, National Association (each a "Principal Subsidiary") has been duly incorporated or organized, is validly existing as a national bank in good standing under the laws of the United States of America, has the corporate or other power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

               (e) Each of the authorized capital stock of the Company, the Offered Securities, the Underlying Preferred Shares, the Depositary Receipts and the Deposit Agreement conforms as to legal matters to the description thereof contained in the Prospectus.

               (f)  The Preferred Shares or the Underlying
          Preferred Shares, as the case may be, have been duly authorized and, when such shares are issued and delivered as contemplated by the terms of this Agreement, such shares will be validly issued, fully paid and non-assessable, and the issuance of such shares will not be subject to any preemptive or similar rights.

               (g)  The deposit of the Underlying Preferred
          Shares by the Company in accordance with the Deposit Agreement has been duly authorized and, when the Depositary Shares are issued in accordance with the terms of this Agreement and the Deposit Agreement, the Depositary Shares will represent legal and valid interests in the Underlying Preferred Shares.

               (h) Assuming due authorization, execution and delivery of the Deposit Agreement by the Depositary, each Depositary Share will represent the interest described in the Prospectus in an Underlying Preferred Share; assuming due execution and delivery of the Depositary Receipts by the Depositary pursuant to the Deposit Agreement, the Depositary Receipts will entitle the persons in whose names such Depositary Receipts are registered to the benefits of registered holders of Depositary Receipts provided therein and in the Deposit Agreement.

               (i) This Agreement has been duly authorized, executed and delivered by the Company.

               (j)  The Deposit Agreement has been duly
          authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery thereof by the Depositary, is a valid and binding agreement of the Company, enforceable in accordance with its terms, except (i) to the extent that enforcement thereof may be limited by (A) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (B) general principals of equity (regardless of whether enforceability is considered in a proceeding at law or in equity) and (ii) no representation is made regarding the enforceability of provisions relating to indemnification or contribution.

               (k) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement, the Certificate of Designation relating to the Preferred Shares or the Underlying Preferred Shares, as the case may be (the "Certificate of Designation"), and the Deposit Agreement will not contravene any provision of applicable law or the certificate of incorporation or by-laws of the Company or any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of or qualification with any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, the Certificate of Designation and the Deposit Agreement, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Offered Securities.

               (l) There has not occurred any material adverse change, or, to the knowledge of the Company, any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus.

               (m)  There are no legal or governmental
          proceedings pending or, to the knowledge of the Company, threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed or incorporated by reference as exhibits to the Registration Statement that are not described, filed or incorporated as required.

               (n) Each of the Company and its subsidiaries has all necessary consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with, all federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Prospectus, except to the extent that the failure to obtain or file would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

               (o) Each preliminary prospectus filed as part of the registration statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act and the rules and regulations of the Commission thereunder.

               (p) The Company is not an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

               (q)  The business of the Company and its
          subsidiaries is (i) in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole; provided that if the Company (1) has not owned the property and (2) has not leased the property, the foregoing representation is made subject to the knowledge of employees of the Company who have responsibility for the property.

               (r) The Company is duly registered under the Bank Holding Company Act of 1956, as amended; the Company and each subsidiary of the Company are in compliance with and conduct their respective businesses in conformity with all applicable bank and bank holding company laws and governmental regulations, except to the extent that any such failure to be in such conformity would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

               2. Public Offering. The Company is advised by the Manager that the Underwriters propose to make a public offering of their respective portions of the Offered Securities as soon after this Agreement has been entered into as in the Manager's judgment is advisable. The terms of the public offering of the Offered Securities are set forth in the Prospectus.

               3. Purchase and Delivery. Payment for the Firm Offered Securities and any Additional Offered Securities shall be made by certified or official bank check or checks payable to the order of the Company in New York Clearing House funds, or such other method as the Company and the Manager shall agree, at the time and place set forth in the Underwriting Agreement.

               Payment for any Firm Offered Securities and
     Additional Offered Securities which are in the form of Depositary Shares shall be made against delivery to the Manager on the Closing Date or the Option Closing Date, as the case may be, for the respective accounts of the several Underwriters of Depositary Receipts evidencing such Firm Offered Securities or Additional Offered Securities, as the case may be, registered in such names and in such denominations as the Underwriters shall request in writing not later than two full business days prior to the Closing Date or the Option Closing Date, as the case may be, with any transfer taxes payable in connection with the transfer of such Offered Securities to the Underwriters duly paid.

               4.  Conditions to Closing.  The several
     obligations of the Underwriters hereunder are subject to the following conditions:

               (a) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date,

                    (i)  there shall not have occurred any
               downgrading, nor shall any notice have been given of any intended or potential downgrading, in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act; and

                   (ii)  there shall not have occurred any
               change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations, of the Company and its subsidiaries, taken as a whole, from that set forth in the Registration Statement, that, in the reasonable judgment of the Manager, is material and adverse and that makes it, in the judgment of the Manager, impracticable to market the Offered Securities on the terms and in the manner contemplated in the Prospectus.

               (b)  The Manager shall have received on the
          Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company, to the effect set forth in clause (a)(i) above and to the effect that the representations and warranties of the Company contained herein are true and correct as of the Closing Date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied on or before the Closing Date.

               The officer signing and delivering such
     certificate may rely upon the best of his knowledge as to proceedings threatened.

               (c)  The Manager shall have received on the
          Closing Date an opinion of Skadden, Arps, Slate,
          Meagher & Flom, counsel for the Company, dated the Closing Date, to the effect that

                    (i)  the Company has been duly incorporated,
               is validly existing as a corporation in good standing under the laws of Delaware and is duly registered under the Bank Holding Company Act of 1956, as amended;

                   (ii)  Each of the Offered Securities, the
               Underlying Preferred Shares, the Depositary
               Receipts and the Deposit Agreement conforms as to legal matters in all material respects to the description thereof contained in the Basic Prospectus under "Description of Preferred Stock" and in the Prospectus Supplement under "Description of Offered Depositary Shares" and "Description of Offered Preferred Stock";

                  (iii) the Preferred Shares or the Underlying Preferred Shares, as the case may be, have been duly authorized and, when such shares are issued and delivered as contemplated by the terms of this Agreement, such shares will be validly issued, fully paid and non-assessable, and the issuance of such shares is not subject to any preemptive or similar rights;

                   (iv) the deposit of the Underlying Preferred Shares by the Company in accordance with the Deposit Agreement has been duly authorized and, when the Depositary Shares are issued in accordance with the terms of this Agreement and the Deposit Agreement, the Depositary Shares will represent legal and valid interests in the Underlying Preferred Shares;

                    (v)  assuming due authorization, execution
               and delivery of any Deposit Agreement by the Depositary and upon due issuance by the Depositary of the Depositary Receipts against deposit of the Underlying Preferred Shares in accordance with the provisions of the Deposit Agreement, each Depositary Share will represent the interest described in the Prospectus in an Underlying Preferred Share; assuming due execution and delivery of the Depositary Receipts by the Depositary pursuant to the Deposit Agreement, the Depositary Receipts will entitle the persons in whose names such Depositary Receipts are registered to the benefits of registered holders of Depositary Receipts provided therein and in the Deposit Agreement;

                   (vi) this Agreement has been duly authorized, executed and delivered by the Company;

                  (vii)  the Deposit Agreement has been duly
               authorized, executed and delivered by the Company and assuming due authorization, execution and delivery thereof by the Depositary is a valid and binding agreement of the Company, enforceable in accordance with its terms, except (i) to the extent that enforcement thereof may be limited by
               (A) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (B) general principals of equity (regardless of whether enforceability is considered in a proceeding at law or in equity) and (ii) such counsel may express no opinion as to the enforceability of provisions relating to indemnification or contribution;

                 (viii)  the statements made in the Basic
               Prospectus under the captions "Regulatory Matters" and "Description of Preferred Stock" and in the Prospectus Supplement under the captions "Regulatory Matters," "Description of Offered Depositary Shares" and "Description of Offered Preferred Stock" have been reviewed by such counsel and are correct in all material respects, and the statements in the Registration Statement in Item 15, to the extent such statements constitute summaries of legal matters or documents, have been reviewed by such counsel and are correct in all material respects;

                   (ix)  the Company is not an "investment
               company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended;

                    (x)  the Registration Statement, as of its
               effective date, the Basic Prospectus and the Prospectus Supplement, as of their respective dates, appear on their face to be appropriately responsive in all material respects to the applicable requirements of the Act, except that in each case counsel expresses no opinion or belief with respect to the financial statements, schedules and other financial information included or incorporated by reference in or excluded from the Registration Statement, the Basic Prospectus, the Prospectus Supplement or the exhibits to the Registration Statement, nor does such counsel assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Basic Prospectus or the Prospectus Supplement, except to the extent set forth in paragraphs (ii) and (viii) above; and

                   (xi) in addition, such counsel shall provide a statement to the effect that such counsel has participated in conferences with officers and representatives of the Company and representatives of the Underwriters, counsel for the Underwriters and independent accountants of the Company, at which the contents of the Registration Statement, the Basic Prospectus and the Prospectus Supplement and related matters were discussed and, although not passing upon and not assuming any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Basic Prospectus and the Prospectus Supplement and having made no independent check or verification thereof (except as set forth in paragraphs (ii) and (viii) above)), on the basis of the foregoing, no facts have come to such counsel's attention that have led it to believe that the Registration Statement, at the time such Registration Statement became effective, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Basic Prospectus or the Prospectus Supplement, as of their respective dates and as of the Closing Date, contained an untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that such counsel does not express a belief with respect to the financial statements, schedules and other financial information included or incorporated by reference in or excluded from the Registration Statement, the Basic Prospectus, the Prospectus Supplement or the exhibits to the Registration Statement including any Forms T-1.

               (d)  The Manager shall have received on the
          Closing Date an opinion of J. Michael Shepherd, General
          Counsel of the Company, dated the Closing Date, to the effect that:

                    (i)  the Company has the corporate power and
               authority to own its property and to conduct its business as described in the Prospectus;

                   (ii) each Principal Subsidiary of the Company has been duly incorporated or organized, is validly existing as a corporation, bank or savings bank in good standing under the laws of the jurisdiction of its incorporation, has the corporate or other power and authority to own its property and to conduct its business as described in the Prospectus;

                  (iii)  the execution and delivery by the
               Company of, and the performance by the Company of its obligations under, this Agreement, the Certificate of Designation and the Deposit Agreement will not violate any provision of Applicable Law (as defined below) or the certificate of incorporation or by-laws of the Company or, to the best of such counsel's knowledge, constitute a breach or default under any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or, to the best of such counsel's knowledge, violate any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of or qualification with any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, the Certificate of Designation or the Deposit Agreement, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Offered Securities;

                   (iv) after due inquiry, such counsel does not know of any legal or governmental proceeding pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or of any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required; and

                    (v)  a statement to the effect that, in
               connection with the preparation of the
               Registration Statement, the Basic Prospectus and the Prospectus Supplement, such counsel has participated in conferences with officers and representatives of the Company and representatives of the Underwriters and independent accountants of the Company, at which the contents of the Registration Statement, the Basic Prospectus and the Prospectus Supplement and related matters were discussed and, although not passing upon and not assuming any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Basic Prospectus and the Prospectus Supplement, on the basis of the foregoing, no facts have come to such counsel's attention that have led him to believe that the Registration Statement, at the time such Registration Statement became effective, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Basic Prospectus or the Prospectus Supplement, as of their respective dates and as of the Closing Date, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that such counsel does not express a belief with respect to the financial statements, schedules and other financial information included or incorporated by reference in or excluded from the Registration Statement, the Basic Prospectus, the Prospectus Supplement or the exhibits to the Registration Statement including any Forms T-1.

               "Applicable law", as used in subparagraph (iii) above, means laws which, in such counsel's experience, are normally applicable to, or relevant in connection with, transactions of the type provided for in this Agreement or issuers of the same type as the Company. Such counsel need not express any opinion as to any violation of any law which may have become applicable to the Company as a result of any facts specifically pertaining to any Underwriter.

               (e)  The Manager shall have received on the
          Closing Date opinions of Sullivan & Cromwell, counsel for the Underwriters, dated the Closing Date, with respect to the incorporation of the Company, the validity of the Offered Securities, the Registration Statement, the Prospectus and other related matters as the Manager reasonably may request, and Sullivan & Cromwell shall have received such papers and information as they may reasonably request to enable them to pass upon such matters.

               (f) The Manager shall have received, on each of the date hereof and on the Closing Date, letters dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Manager, from (i) Price Waterhouse, the Company's independent public accountants, and (ii) the independent public accountants of each company acquired or to be acquired by the Company the financial statements of which are contained in or incorporated by reference into the Registration Statement and the Prospectus (provided, however, letters called for by this clause (ii) need not be delivered unless, in the reasonable judgment of the Manager, the acquisition of such company is material to the Company), in each case containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference into the Registration Statement and the Prospectus.

               The opinion of Skadden, Arps, Slate, Meagher & Flom described in paragraph (c) above and the opinion of J. Michael Shepherd described in paragraph (d) above shall be rendered to the Manager at the request of the Company and shall so state therein.

               The several obligations of the Underwriters to purchase Additional Shares hereunder are subject to the delivery to the Manager on the Option Closing Date of such documents as the Manager may reasonably request with respect to the good standing of the Company, the due authorization and issuance of the Additional Shares and other matters related to the issuance of the Additional Shares.

               5.  Covenants of the Company.  In further
     consideration of the agreements of the Underwriters herein contained, the Company covenants as follows:

               (a) To furnish the Manager, without charge, one signed copy of the Registration Statement (including exhibits thereto) and for delivery to each other Underwriter one conformed copy of the Registration Statement (without exhibits thereto) and, during the period mentioned in paragraph (c) below, as many copies of the Prospectus and any supplements and amendments thereto or to the Registration Statement as the Manager may reasonably request.

               (b)  Before amending or supplementing the
          Registration Statement or the Prospectus, to furnish the Manager a copy of each such proposed amendment or supplement and to file no such proposed amendment or supplement to which the Manager reasonably objects, provided that if in the opinion of Skadden, Arps, Slate, Meagher & Flom, the Company has a legal obligation to file such proposed amendment or supplement substantially in the form proposed by the Company, the Company may file such proposed amendment or supplement.

               (c) If, during such period after the first date of the public offering of the Offered Securities as in the opinion of counsel for the Underwriters the Prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses the Manager will furnish to the Company) to which Offered Securities may have been sold by the Manager on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented will comply with applicable laws.

               (d) To endeavor to qualify the Offered Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Manager shall reasonably request and to pay all expenses (including reasonable fees and disbursements of counsel) in connection with such qualification and in connection with (i) the determination of the eligibility of the Offered Securities for investment under the laws of such jurisdictions as the Manager may designate and
          (ii) the preparation of any Blue Sky or Legal Investment Memoranda; provided that in no event shall the Company or its subsidiaries be obligated to qualify to do business in any jurisdiction where they are not now so qualified or to take any action which would subject them to general service of process in any jurisdiction where they are not now so subject.

               (e) To make generally available to the Company's security holders and to the Manager as soon as practicable an earning statement covering the twelve-month period beginning on the first day of the first full fiscal quarter after the date of this Agreement that satisfies the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.

               (f) During the period beginning on the date of the Underwriting Agreement and continuing to and including the earlier of (i) the termination of trading restrictions for such Offered Securities, as notified to the Company by the Manager, and (ii) the last Closing Date for such Offered Securities, not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any securities of the Company that are substantially similar to the Offered Securities, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, preferred stock or any such substantially similar securities (other than pursuant to employee stock option plans existing on, or upon the conversion of convertible or exchangeable securities outstanding as of, the date of the Underwriting Agreement for such Offered Securities) without the prior written consent of the Manager.

               6. Indemnification and Contribution. The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or
     Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Manager expressly for use therein; provided, however, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased Offered Securities, or any person controlling such Underwriter, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not delivered by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Offered Securities to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities.

               Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, the directors of the Company, the officers of the Company who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter through the Manager expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto.

               In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding.
     In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for
     (a) the reasonable fees and expenses of more than one separate firm (in addition to any local counsel; provided that only one firm of attorneys shall act as local counsel in any single jurisdiction) for all Underwriters and all persons, if any, who control any Underwriter within the meaning of either Section 15 of the Securities Act or
     Section 20 of the Exchange Act and (b) the reasonable fees and expenses of more than one separate firm (in addition to any local counsel; provided that only one firm of attorneys shall act as local counsel in any single jurisdiction) for the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either such Section, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Underwriters and such control persons of Underwriters, such firm shall be designated in writing by Goldman, Sachs & Co. In the case of any such separate firm for the Company, and such directors, officers and control persons of the Company, such firm shall be designated in writing by the Company.
     The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 90 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

               If the indemnification provided for in the first or second paragraph of this Section is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand from the offering of the Offered Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and of the Underwriters on the other hand in connection with the offering of the Offered Securities shall be deemed to be in the same respective proportions as the net proceeds from the offering of such Offered Securities (before deducting expenses) received by the Company and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus Supplement, bear to the aggregate public offering price of the Offered Securities. The relative fault of the Company on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters' respective obligations to contribute pursuant to this Section 6 are several in proportion to the respective number of Offered Securities they have purchased hereunder, and not joint.

               The Company and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 6 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
     Section 6, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Offered Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.
     No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 6 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

               The indemnity and contribution provisions contained in this Section 6 and the representations and warranties of the Company contained in this Agreement shall remain operative and in full force and effect regardless of
     (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter or by or on behalf of the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Offered Securities.

               7. Termination. This Agreement shall be subject to termination by notice given by the Manager to the Company, if (a) after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York, Connecticut, Massachusetts or Rhode Island shall have been declared by either Federal or state authorities or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in the judgment of the Manager, is material and adverse and
     (b) in the case of any of the events specified in clauses
     (a)(i) through (iv), such event singly or together with any other such event makes it, in the judgment of the Manager, impracticable to market the Offered Securities on the terms and in the manner contemplated in the Prospectus.

               8. Defaulting Underwriters. If, on the Closing Date or the Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Offered Securities that it or they have agreed to purchase hereunder on such date, and the aggregate number of Offered Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of Offered Securities to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the number of Firm Shares set forth opposite their respective names in
     Schedule I bears to the aggregate number of Firm Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as the Manager may specify, to purchase the Offered Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the number of Offered Securities that any Underwriter has agreed to purchase pursuant to the Underwriting Agreement be increased pursuant to this Section 8 by an amount in excess of one-ninth of such number of Offered Securities without the written consent of such Underwriter. If, on the Closing Date or the Option Closing Date, as the case may be, any Underwriter or Underwriters shall fail or refuse to purchase Offered Securities which it or they have agreed to purchase hereunder on such date and the aggregate number of Offered Securities with respect to which such default occurs is more than one-tenth of the aggregate number of Offered Securities to be purchased on such date and arrangements satisfactory to the Manager and the Company for the purchase of such Offered Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or of the Company. In any such case either the Manager or the Company shall have the right to postpone the Closing Date or Option Closing Date, as the case may be, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

               If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement, the Company will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the reasonable fees and disbursements of Sullivan & Cromwell) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

               9. Miscellaneous. The Underwriting Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

               This Agreement shall be governed by and construed in accordance with the internal laws of the State of New
     York.

              10. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.